                                                                    EXHIBIT 10.2

                                SECOND AMENDMENT
                                     TO THE
                      SYMBION EMPLOYEE STOCK PURCHASE PLAN

      THIS AMENDMENT is made to the Symbion Employee Stock Purchase Plan (the "Plan") by Symbion, Inc. (the "Company") on this 30th day of September, 2005.

                                    RECITALS:

      WHEREAS, the Company established the Plan to provide eligible employees an option to purchase the common stock of the Company, and amended the Plan effective May 31, 2002;

      WHEREAS, the Plan may be amended at any time by action of the board of directors of the Company; and

      WHEREAS, the board of directors of the Company has authorized the amendment of the Plan to modify the exercise price of shares of stock that are available under the Plan to reflect a discount of 5% from the market value of such shares at the end of each Plan year;

      NOW, THEREFORE, the Plan is hereby amended as provided below, effective October 1, 2005:

      SECTION 5.2 OF THE PLAN IS RESTATED AS FOLLOWS:

      5.2. The Issue Price of the Company Stock under this Plan shall, with respect to each Option Period, be equal to 95% of the Market Price on the applicable Exercise Date.

      IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on the date first written above.

                                                 SYMBION, INC.

                                          By:    ---------------------------

                                          Its:   ---------------------------

                                       1